SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  January 18, 2000

(Date of earliest event reported)

Commission File No.:  333-48943

First Union-Lehman Brothers-Bank of America
Commercial Mortgage Trust
Commercial Mortgage Pass- Through Certificates
Series 1998-C2
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)


(I.R.S. Employer Identification No.)

 52-6929147     52-2107969
 52-2107968     52-2107970

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                 21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events
On January 18, 2000 a distribution was made to holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-C2


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)  Monthly  report distributed  to  holders  of  Commercial   Mortgage
   Pass-Through Certificates, Series 1998-C2, relating to the January 18, 2000 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  First Union-Lehman Brothers-Bank of America
                            Commercial Mortgage Trust
                 Commercial Mortgage Pass- Through Certificates
                                 Series 1998-C2

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Beth Belfield, Officer
              By:   Beth Belfield, Officer
              Date: January  20, 2000



                                 INDEX TO EXHIBITS



Exhibit Number                       Description

EX-99.1  Monthly   report   distributed   to  holders  of  Commercial   Mortgage
     Pass-Through Certificates, Series 1998-C2, relating to the January 18,
     2000 distribution